Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                         MARCH 31, 2004
                   Section 906 Certification

    Certification of Principal Executive Officer pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
    In connection with the Quarterly Report of Holobeam, Inc.
(The Registrant) on Form 10Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, President of the Registrant, certify pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
    (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.
    A signed original of this written statement required by Section 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Melvin S. Cook
-----------------------------------
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
May 6, 2004

                                                      Exhibit B

                         HOLOBEAM, INC.
                            Form 10Q
                         MARCH 31, 2004
                   Section 906 Certification

    Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
    In connection with the Quarterly Report of Holobeam, Inc.
(The Registrant) on Form 10Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, William M. Hackett, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
    (2) The information contained in the Report fairly presents, in all respects, the financial condition and results of operations of the Registrant.
    A signed original of this written statement required by Section 906 has been provided to Holobeam, Inc. And will be retained by Holobeam, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ William M. Hackett
----------------------------------
WILLIAM H. HACKETT
TREASURER
May 6, 2004